                                                                    EXHIBIT 99.1
SUBJECT TO REVISION
-------------------
REVISED SERIES TERM SHEET DATED NOVEMBER 19, 1999
-------------------------------------------------

                          [LOGO OF GREENPOINT CREDIT]


                                 $540,000,000
                            GreenPoint Credit, LLC
                              Seller and Servicer
  Manufactured Housing Contract Trust Pass-Through Certificates, Series 1999-5


Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the GreenPoint Credit, LLC Manufactured Housing Contract Trust Pass-Through Certificates, Series 1999-5. The Series Term Sheet has been prepared by GreenPoint Credit, LLC for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston Corporation, Chase Securities Inc, First Union Securities, Inc., Greenwich Capital Markets, Inc., Salomon Smith Barney Inc. nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Pass-Through Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.


Credit Suisse First Boston
         Chase Securities Inc.
                          First Union Securities, Inc.
                                     Greenwich Capital Markets, Inc.
                                                            Salomon Smith Barney

SELLER/SERVICER:                   GreenPoint Credit, LLC ("GreenPoint")

TRUSTEE:                           Bank One, National Association

UNDERWRITERS:                      Credit Suisse First Boston Corporation (Lead), Chase Securities Inc., First Union
                                   Securities, Inc., Greenwich Capital Markets, Inc., and Salomon Smith Barney Inc.

 OFFERED CERTIFICATES:

                                 Ratings         Pass-Through                 WAL                Exp Final          Last Scheduled
                 Amount      (Moody's/Fitch)         Rate                 @ 200% MHP          Maturity To Call     Distribution Date
                 ------      ---------------     ------------             ----------          ----------------     -----------------

A-1           $113,000,000      Aaa/AAA                .  %                  1.09                  12/01                  4/11
A-2            112,000,000      Aaa/AAA                .  %                  3.10                   4/04                  2/18
A-3             40,000,000      Aaa/AAA                .  %                  5.09                  10/05                  8/20
A-4            132,000,000      Aaa/AAA                .  %                 10.00                   2/15                 11/28
A-5             24,200,000      Aaa/AAA             .  %(1)                 15.21                   2/15                 12/29
M-1             37,800,000       Aa2/AA             .  %(1)                  9.38                   2/15                 12/29
M-2             37,800,000        A2/A              .  %(1)                  9.38                   2/15                 12/29
B               43,200,000      Baa2/BBB            .  %(1)                  9.38                   2/15                 12/29
-----------

(1) The monthly Pass-Through Rate on the class is capped at the Available Funds Pass-Through Rate.

CLASS A CERTFICIATES:                          Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates

CLASS M CERTFICIATES:                          Class M-1 and Class M-2 Certificates

CLASS B CERTFICIATES:                          Class B Certificates

OFFERED SUBORDINATED CERTIFICATES:             Class M and Class B Certificates

OTHER CERTIFICATES:                            In addition to the Offered Certificates, the Class R Certificates will be issued. The
                                               Class R Certificates will be retained by an affiliate of GreenPoint, and are fully subordinated to the Class A, Class M and Class B Certificates.

STATISTICAL CUT-OFF DATE:                      October 31, 1999

EXP. PRICING:                                  Week of November 15, 1999

EXP. SETTLEMENT:                               November 30, 1999

DISTRIBUTION DATE:                             The 15th day of each month (or if such 15th day is not a business day, the next succeeding business day, each a "Distribution Date"), commencing on December 15,
                                               1999.

RECORD DATE:                                   For all the Offered Certificates, the last business day of the calendar month, preceding a Distribution Date.

COLLECTION PERIOD:                             The "Collection Period" with respect to all Distribution Dates, is the period from and including the 1st day of the calendar month immediately preceding such
                                               Distribution Date, to and including the last day of the same calendar month.

ERISA:                                         Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans, and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee Retirement Income
                                               Security Act of 1974, as amended ("ERISA"), or corresponding provisions of the Code
                                               (any of the foregoing, a "Plan"), persons acting on behalf of a Plan, or persons using the assets of a Plan ("Plan Investors") should consult with their own counsel to determine whether the purchase or holding of the Offered Certificates could give rise to a transaction that is prohibited either under ERISA or the Code.

                                               Because the Offered Subordinated Certificates are subordinated securities, they will not satisfy the requirements of certain prohibited transaction exemptions. As a result, the purchase or holding of any of the Offered

                                               Subordinated Certificates by a Plan Investor may constitute a non-exempt prohibited transaction or result in the imposition of excise taxes or civil penalties.
                                               Accordingly, none of the Offered Subordinated Certificates are offered for sale, and are not transferable, to a Plan Investor, unless such Plan Investor provides the
                                               Seller and the Trustee with a Benefit Plan Opinion, or the circumstances described in clause (ii) below are satisfied. Unless such Opinion is delivered, each person acquiring an Offered Subordinated Certificate will be deemed to represent to the
                                               Trustee, the Seller and the Servicer that either (i) such person is not a Plan
                                               Investor subject to ERISA or Section 4975 of the Code, or (ii) such person is an insurance company that is purchasing an Offered Subordinated Certificate with funds from its "general account" and the provisions of Prohibited Transaction Class
                                               Exemption 95-60 will apply to exempt the purchase, holding and resale of such
                                               Certificate, and transactions in connection with the servicing, operation and management of the Trust from the prohibited transaction rules of ERISA and the Code.

SMMEA:                                         The Class A and Class M-1 Certificates are expected to constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984
                                               ("SMMEA").

                                               The Class M-2 and Class B Certificates are not "mortgage related securities" for purposes of SMMEA because such Certificates are not rated in one of the two highest rating categories by a nationally recognized rating agency.

TAX STATUS:                                    For federal income tax purposes, the Trust Estate will be treated as one or more real estate mortgage investment conduits (each, a "REMIC"). The Class A, Class M and Class
                                               B Certificates will constitute "regular interests" in a REMIC for federal income tax purposes. The Class R Certificates will be treated as the sole class of "residual interests" in each REMIC for federal income tax purposes.

OPTIONAL TERMINATION:                          The Servicer may exercise its right to repurchase all outstanding Contracts on or after the date the aggregate principal balance of the outstanding Contracts is less than 10% of the sum of the original principal balance of the Contracts.

EXPECTED PRICING SPEED:                        200% MHP

                                                                       STRUCTURE

CREDIT ENHANCEMENT:                            The credit enhancement is provided by subordinated classes and two Letters of Credit issued by GreenPoint Bank and First Union National Bank.
                                               The primary credit support for the Class A Certificates is the subordination of the
                                               Class M, Class B, Class R Certificates and the Letters of Credit; for the Class M-1
                                               Certificates is the subordination of the Class M-2, Class B, Class R Certificates and
                                               the Letters of Credit; for the Class M-2 Certificates is the subordination of the
                                               Class B, Class R Certificates and the Letters of Credit; and for the Class B
                                               Certificates is the subordination of the Class R Certificates and the Letter of
                                               Credit from GreenPoint Bank.

                                               The Letter of Credit issued by GreenPoint Bank provides 12% of credit enhancement.
                                               The Letter of Credit issued by First Union National Bank provides 6% of credit enhancement. GreenPoint Bank is rated BBB and Baa2 by S&P and Moody's, respectively.
                                               First Union National Bank is rated A+, Aa3 and AA- by S&P, Moody's and Fitch, respectively.

LOSSES ON LIQUIDATED CONTRACTS:                The losses on liquidated Contracts will be allocated in the following order of priority:

                                               (1)  First, to the Letter of Credit provided by GreenPoint Bank;

                                               (2)  Second, to the Class B Certificates;

                                               (3)  Third, to the Letter of Credit provided by First Union National Bank;

                                               (4)  Fourth, to the Class M-2 Certificates; and

                                               (5)  Fifth, to the Class M-1 Certificates.

                                               Class A Certificates will absorb losses pro rata after both Letters of Credit have been reduced to zero and all Class M and Class B Certificates have been written down to zero.

SERVICER ADVANCES:                             For any month, if the Servicer receives a payment on a Contract that is less than the full scheduled payment or receives no payment, the Servicer will advance its own funds to cover any shortfalls in payment of principal and interest due on the Offered
                                               Certificates. However, advances will not exceed the delinquent Contract payments and the Servicer will only make advances if it determines that such advances will be recoverable from future payments or collections on that Contract.

DISTRIBUTIONS:                                 The Amount Available on each Distribution Date will generally equal to (i) the sum of
                                               (a) the Advance, if any, for such Distribution Date, (b) the amount on deposit in the
                                               Certificate Account as of the close of business on the Deposit Date representing collections received during such Due Period and (c) draws under either Letter of
                                               Credit, if any, less (ii) the sum of (a) any repossession profits; (b) payments on
                                               Contracts that have been repurchased by the Seller as a result of a breach of a representation or warranty that are received during or after the month of repurchase;
                                               (c) excess Contract payments and any payments not required to be distributed to the related Certificateholders on the related Distribution Date; (d) reimbursements to the Servicer in the amount of expenses incurred in connection with the liquidation of any Contracts and certain taxes and insurance premiums advanced by the Servicer in respect of the Manufactured Homes; (e) reimbursement to the Servicer for
                                               Nonrecoverable Advances; and (f) 1/12 of the 1.00% servicing fee.

INTEREST:                                      With respect to any Distribution Date and the Offered Certificates, the Interest
                                               Period shall be the period from the first day of the calendar month preceding the month of such Distribution Date through the last day of such calendar month.

                                               The "Interest Distribution Amount" means, with respect to any Class of Certificates,
                                               (i) interest accrued on such Class during the related Interest Period at the then applicable Pass-Through Rate on the Certificate Principal Balance of such Class immediately prior to that Distribution Date, plus (ii) any previously undistributed shortfalls in interest due to the Certificateholders of that Class in respect of prior Distribution Dates, plus, to the extent legally permissible, interest accrued on any such shortfalls during the related Interest Period at the then applicable
                                               Pass-Through Rate.

                                               The "Available Funds Pass-Through Rate" for any Payment Date will be a rate per annum equal to the weighted average of the Net Contract Rates on the then outstanding
                                               Contracts. The Net Contract Rate on any Contract is equal to the then applicable
                                               Contract Rate thereon, minus the Expense Fee Rate, which is equal to the sum of the servicing fee rate and the trustee fee rate.

                                               Each Class of the Offered Certificates will bear interest at a fixed Pass-Through
                                               Rate calculated on a 30/360 basis.
PRINCIPAL:
                                               After the Cross-over Date and so long as the Principal Distribution Tests are met, generally, principal will be distributed pro rata among Class A, Class M-1, Class M-2 and Class B Certificates. Principal distributions to Class A Certificates will be allocated sequentially based on the numerical order. Prior to the Cross-over Date or on any Distribution Date as of which the Principal Distribution Tests are not met, principal will be allocated solely to the Class A Certificates as long as the aggregate Certificate Principal Balance of Class A Certificates has not been reduced to zero.

                                               Distributions will be made on each Distribution Date to holders of record on the related Record Date. Distributions on a Class of Certificates will be allocated among the Certificates of such Class in proportion to their respective percentage interests.

                                               The "Formula Principal Distribution Amount" in respect of a Distribution Date equals the sum of (i) all scheduled payments of principal due on each outstanding Contract during the Collection Period preceding the month in which the Distribution Date occurs, (ii) the Scheduled Principal Balance of each Contract which, during the
                                               Collection Period preceding the month of such Distribution Date, was purchased by
                                               GreenPoint pursuant to the Pooling and Servicing Agreement on account of certain breaches of its representations and warranties, (iii) all partial prepayments of principal on the Contracts received during such preceding Collection Period, (iv) the
                                               Scheduled Principal Balance of each Contract that was prepaid in full during such preceding Collection Period, (v) the Scheduled Principal Balance of each Contract that became a liquidated Contract during such preceding Collection Period, (vi) the aggregate of all non-cash reductions in the Scheduled Principal Balance of the
                                               Contracts during such proceeding Collection Period whether by bankruptcy or other similar proceeding or other adjustment by the Servicer in the normal course of its servicing activities, and (vii) any previously undistributed shortfalls in the amounts in clauses (i) through (vi) in respect of the prior Distribution Dates (other than any such shortfall with respect to which an Enhancement Payment has been made to the Certificateholders).


PRIORITY OF DISTRIBUTIONS:                     On each Distribution Date the Available Distribution Amount will be distributed in the following amounts and in the following order of priority:

                                               (1) first, to each class of the Class A Certificates, the related Interest
                                               Distribution Amount pro rata among the Class A Certificates for such Distribution
                                               Date;

                                               (2) second, to the Class M-1 Certificates, the related Interest Distribution Amount for such Distribution Date;

                                               (3) third, to the Class M-2 Certificates, the related Interest Distribution Amount for such Distribution Date;

                                               (4) fourth, to the Class A Certificates, the related Unpaid Principal Shortfall
                                               Amount, if any, for such Distribution Date;

                                               (5) fifth, to the Class A Certificates sequentially based on the numerical order, the
                                               Class A Formula Principal Distribution Amount until the Certificate Principal Balance of each such Class is reduced to zero;

                                               (6) sixth, to the Class M-1 Certificates, (a) first, Liquidation Loss Interest Amount to the Class M-1 Certificates, (b) second, Unpaid Liquidation Loss Interest Shortfall for the Class M-1 Certificates, (c) third, Unpaid Certificate Principal Shortfall for the Class M-1 Certificates and (d) fourth, Class M-1 Formula Principal Distribution
                                               Amount until the Class M-1 Certificate Principal Balance is reduced to zero;

                                               (7) seventh, to the Class M-2 Certificates, (a) first, Liquidation Loss Interest
                                               Amount to the Class M-2 Certificates, (b) second, Unpaid Liquidation Loss Interest
                                               Shortfall for the Class M-2 Certificates, (c) third, Unpaid Certificate Principal
                                               Shortfall for the Class M-2 Certificates and (d) fourth, Class M-2 Formula Principal
                                               Distribution Amount until the Class M-2 Certificate Principal Balance is reduced to zero;

                                               (8) eighth, to First Union National Bank as a Letter of Credit Provider, an amount equal to any unreimbursed Draw Amounts on the related Letter of Credit and any fees payable under the related reimbursement agreement;

                                               (9) ninth, to the Class B Certificates, the related Interest Distribution Amount for such Distribution Date;

                                               (10) tenth, to the Class B Certificates, (a) first, Liquidation Loss Interest Amount to the Class B Certificates, (b) second, Unpaid Liquidation Loss Interest Shortfall for the Class B Certificates, (c) third, Unpaid Certificate Principal Shortfall for the Class B Certificates and (d) fourth, Class B Formula Principal Distribution
                                               Amount until the Class B Certificate Principal Balance is reduced to zero;

                                               (11) eleventh, to GreenPoint Bank as a Letter of Credit Provider, an amount equal to any unreimbursed Draw Amounts on the related Letter of Credit; and

                                               (12) finally, any remainder to the Class R Certificates.

CROSS-OVER DATE:                               The later to occur of (a) the Distribution Date occurring in December 2003 or (b) the first Distribution Date on which the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the Adjusted Certificate Principal
                                               Balance of the Subordinated Certificates for such Distribution Date plus the principal balance of the Letter of Credit provided by First Union National Bank,
                                               and

                                               the denominator of which is the Pool Scheduled Principal Balance on such Distribution
                                               Date, equals or exceeds 1.5 times the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the initial aggregate Adjusted
                                               Certificate Principal Balance of the Subordinated Certificates plus the initial principal balance of the Letter of Credit provided by First Union National Bank, and the denominator of which is the Pool Scheduled Principal Balance on the Cut-off Date.


PRINCIPAL DISTRIBUTION TEST:                   The Sixty-Day Delinquency Ratio is less than or equal to [6.0]%, the Current Realized
                                               Loss Ratio is less than or equal to [3.5]%; and the Cumulative Realized Losses are less than or equal to the percentage of the Cut-off Date Pool Scheduled Principal
                                               Balance set forth below:

                                                           [7]% December 2003 through November 2004,
                                                           [8]% December 2004 through November 2005,
                                                           [9]% December 2005 through November 2006,
                                                           [10]% December 2006 through May 2008, and
                                                           [11]% thereafter.

                                               "Sixty-Day Delinquency Ratio" means, with respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate unpaid principal balance of all Contracts that were delinquent 60 or more days as of the end of the related Collection Period (including Contracts in respect of which the related manufactured homes have been repossessed but are still in inventory), and the denominator of which is the Pool Balance as of the end of such Collection Period.

                                               "Current Realized Loss Ratio" means, with respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is aggregate of Realized
                                               Losses as of such Distribution Date and each of the two immediately preceding
                                               Distribution Dates, multiplied by four, and the denominator of which is the arithmetic average of the Pool Balance as of the third preceding Distribution Date and the Pool Balance as of such Distribution Date.

                                               "Cumulative Realized Losses" means, with respect to any Distribution Date, the sum of
                                               Realized Losses with respect to such Distribution Date and each preceding
                                               Distribution Date.

THE CONTRACT POOL:                             On the Closing Date, the Trust expects to purchase a pool of fixed rate manufactured housing contracts (the "Contracts") having an aggregate principal balance of approximately $540,000,000.

                                               The information concerning the Contracts presented below is based on a pool originated through October 31, 1999.

                               THE CONTRACT POOL

                  Number of MHCs:                                             12,279
                  Wgt. Avg. Contract Rate:                                     11.14%
                  Range of Rates:                                      6.75% - 17.00%
                  Wgt. Avg. Orig. Maturity:                                  308 mos.
                  Range of Orig. Maturity:                                24-362 mos.
                  Wgt. Avg. Rem. Maturity:                                   307 mos.
                  Range of Rem. Maturity:                                  7-360 mos.
                  Avg. Rem Princ. Balance:                                 $34,952.28
                  Wgt. Avg. LTV:                                               89.06%
                  New/Used:                                               79.4%/20.6%

           GEOGRAPHIC DISTRIBUTION OF PROPERTY LOCATION OF CONTRACTS

                                                                      % of Contract
                                  Number      Scheduled Principal   Pool by Scheduled
State                          of Contracts   Balance Outstanding   Principal Balance
----------------------------   ------------   -------------------   ------------------
Alabama                           760          $ 26,605,569.74                6.20%
Arizona                           324            10,984,992.53                2.56%
Arkansas                          340            12,464,434.98                2.90%
California                        166             4,844,726.35                1.13%
Colorado                          224             7,918,443.05                1.85%
Delaware                           37             1,126,606.14                0.26%
Florida                           397            14,468,937.07                3.37%
Georgia                           638            25,278,876.72                5.89%
Idaho                              35             1,077,855.13                0.25%
Illinois                          279             9,046,081.10                2.11%
Indiana                           356            11,187,080.28                2.61%
Iowa                              122             3,690,377.47                0.86%
Kansas                            119             4,367,701.80                1.02%
Kentucky                          640            20,222,063.30                4.71%
Louisiana                         379            12,606,581.67                2.94%
Maine                              40             1,184,955.45                0.28%
Maryland                           54             1,688,232.11                0.39%
Massachusetts                       1                31,974.37                0.01%
Michigan                          496            19,086,035.25                4.45%
Minnesota                         155             5,253,329.16                1.22%
Mississippi                       369            13,133,867.40                3.06%
Missouri                          334            11,143,168.02                2.60%
Montana                            56             1,707,283.54                0.40%
Nebraska                           73             2,361,292.81                0.55%
Nevada                             72             2,404,857.29                0.56%
New Hampshire                      29             1,044,510.87                0.24%
New Jersey                         12               342,765.82                0.08%
New Mexico                        187             6,789,762.94                1.58%
New York                          215             7,490,964.69                1.75%
North Carolina                    746            26,819,791.69                6.25%
North Dakota                       41             1,146,798.14                0.27%
Ohio                              425            13,787,888.76                3.21%
Oklahoma                          328            11,709,252.63                2.73%
Oregon                            138             4,554,702.93                1.06%
Pennsylvania                      368            11,489,721.95                2.68%
South Carolina                    315            10,778,090.90                2.51%
South Dakota                       87             3,009,674.71                0.70%
Tennessee                         376            12,004,138.00                2.80%
Texas                           1,536            62,156,161.76               14.48%
Utah                               14               526,477.94                0.12%
Vermont                            47             1,705,773.02                0.40%
Virginia                          258             8,067,571.89                1.88%
Washington                        140             5,323,050.22                1.24%
West Virginia                     357            10,829,324.67                2.52%
Wisconsin                         119             3,150,295.94                0.73%
Wyoming                            75             2,567,035.09                0.60%
                                -----          ---------------              ------
          Total                 2,279          $429,179,077.29              100.00%

                 DISTRIBUTION OF ORIGINAL AMOUNTS OF CONTRACTS


                                                                 % of Contract Pool
Original Contract              Number of   Scheduled Principal      by Scheduled
Amount (in Dollars)(1)         Contracts   Balance Outstanding    Principal Balance
----------------------------   ---------   -------------------   -------------------
   Less than $5,001               11       $     47,098.59                 0.01%
  $5,001 -  $7,500               115            736,863.27                 0.17%
  $7,501 - $10,000               296          2,592,007.11                 0.60%
  $10,001 - $12,500              389          4,382,272.00                 1.02%
  $12,501 - $15,000              435          5,960,048.19                 1.39%
  $15,001 - $17,500              480          7,778,285.81                 1.81%
  $17,501 - $20,000              439          8,180,879.20                 1.91%
  $20,001 - $22,500              516         10,936,699.74                 2.55%
  $22,501 - $25,000              625         14,835,353.49                 3.46%
  $25,001 - $27,500              749         19,637,675.48                 4.58%
  $27,501 - $30,000              814         23,396,073.61                 5.45%
  $30,001 - $32,500              841         26,222,591.72                 6.11%
  $32,501 - $35,000              857         28,907,990.73                 6.74%
  $35,001 - $40,000            1,565         58,569,690.05                13.65%
  $40,001 - $45,000            1,186         50,246,778.67                11.71%
  $45,001  - $50,000             876         41,504,895.03                 9.67%
  $50,001 - $55,000              710         37,202,949.22                 8.67%
  $55,001  - $60,000             533         30,541,455.67                 7.12%
  $60,001  - $65,000             341         21,279,196.81                 4.96%
  $65,001  - $70,000             248         16,647,328.40                 3.88%
  $70,001  - $75,000             117          8,481,055.08                 1.98%
  $75,001  - $80,000              79          6,093,463.58                 1.42%
  $80,001  - $85,000              22          1,721,289.37                 0.40%
  Greater than $85,000            35          3,277,136.47                 0.76%
                              ------       ---------------               ------
                 Total (1)    12,279       $429,179,077.29               100.00%

--------------
(1) The largest original Contract amount is $144,300.00. The Scheduled Balance of this Contract represents 0.03% of the Pool Scheduled Principal Balance.

                          CONTRACT RATES OF CONTRACTS

                                                                        % of Contract Pool
                                      Number of   Scheduled Principal      by Scheduled
Contract Rate                         Contracts   Balance Outstanding    Principal Balance
-------------                         ---------   -------------------   -------------------
 6.75% -   6.99%                            4       $    129,085.45             0.03%
 7.00% -   7.24%                           10            359,763.80             0.08%
 7.25% -   7.49%                            7            252,813.33             0.06%
 7.50% -   7.74%                           66          2,609,517.50             0.61%
 7.75% -   7.99%                           39          1,497,046.57             0.35%
 8.00% -   8.24%                           52          2,275,570.43             0.53%
 8.25% -   8.49%                           79          3,212,867.41             0.75%
 8.50% -   8.74%                          178          7,284,011.43             1.70%
 8.75% -   8.99%                          203          9,852,115.46             2.30%
 9.00% -   9.24%                          155          7,475,191.12             1.74%
 9.25% -   9.49%                          688         35,438,113.25             8.26%
 9.50% -   9.74%                          478         22,514,366.29             5.25%
 9.75% -   9.99%                          768         37,800,303.61             8.81%
 10.00% - 10.24%                          667         27,939,894.87             6.51%
 10.25% - 10.49%                          558         21,312,704.64             4.97%
 10.50% - 10.74%                          349         12,948,193.36             3.02%
 10.75% - 10.99%                          461         17,464,733.42             4.07%
 11.00% - 11.24%                          734         26,744,069.50             6.23%
 11.25% - 11.49%                          537         21,881,048.71             5.10%
 11.50% - 11.74%                          281         10,446,333.82             2.43%
 11.75% - 11.99%                          403         15,718,776.32             3.66%
 12.00% - 12.24%                          670         22,532,811.38             5.25%
 12.25% - 12.49%                          431         14,918,272.00             3.48%
 12.50% - 12.74%                          318          9,860,421.17             2.30%
 12.75% - 12.99%                          362         11,005,177.36             2.56%
 13.00% - 13.24%                          666         19,070,077.86             4.44%
 13.25% - 13.49%                          357         11,076,576.25             2.58%
 13.50% - 13.74%                          391          8,513,285.20             1.98%
 13.75% - 13.99%                          370          8,875,290.17             2.07%
 14.00% - 14.24%                          450          9,330,149.03             2.17%
 14.25% - 14.49%                          279          6,680,556.45             1.56%
 14.50% - 14.74%                          267          4,674,913.04             1.09%
 14.75% - 14.99%                          442          7,625,089.86             1.78%
 15.00% - 15.24%                          212          4,028,031.42             0.94%
 15.25% - 15.49%                           36            706,798.79             0.16%
 15.50% - 15.74%                           39            567,477.69             0.13%
 15.75% - 15.99%                          105          1,706,150.54             0.40%
 16.00% - 16.24%                          138          2,311,455.08             0.54%
Greater than or equal to 16.25%            29            540,023.71             0.13%
                                        ------       ---------------           ------
        Total                           12,279       $429,179,077.29           100.00%

           DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF CONTRACTS


                                                                        % of Contract Pool
                                      Number of   Scheduled Principal      by Scheduled
Loan-to-Value Ratio (1)               Contracts   Balance Outstanding    Principal Balance
-----------------------               ---------   -------------------   -------------------
 Less than or equal to 50.49%               104       $  1,523,666.86           0.36%
 50.50% - 60.49%                            100          2,340,625.37           0.55%
 60.50% - 70.49%                            189          4,270,841.65           1.00%
 70.50% - 80.49%                          1,046         28,706,264.79           6.69%
 80.50% - 85.49%                            919         33,781,769.78           7.87%
 85.50% - 90.49%                          4,630        155,727,245.41          36.28%
 90.50% - 95.49%                          5,042        195,043,162.38          45.45%
 95.50% - 99.90%                            249          7,785,501.05           1.81%
                                         ------       ---------------         ------
    Total (1)                            12,279       $429,179,077.29         100.00%
----------------
(1)      Rounded to the nearest 1%.

                   REMAINING MONTHS TO MATURITY OF CONTRACTS


                                                                 % of Contract Pool
                               Number of   Scheduled Principal      by Scheduled
Months Remaining               Contracts   Balance Outstanding    Principal Balance
----------------               ---------   -------------------   -------------------
  1 -  30                            6       $     23,668.48               0.01%
 31 -  60                          138          1,461,120.22               0.34%
 61 -  90                          182          2,144,337.71               0.50%
 91 - 120                          625          8,927,474.93               2.08%
121 - 150                          199          2,531,981.44               0.59%
151 - 180                        1,637         32,078,445.98               7.47%
181 - 210                            8            212,041.70               0.05%
211 - 240                        2,647         80,410,563.29              18.74%
241 - 270                            3            101,697.50               0.02%
271 - 300                        1,300         49,955,498.24              11.64%
301 - 360                        5,534        251,332,247.80              58.56%
                                ------       ---------------             ------
    Total                       12,279       $429,179,077.29             100.00%



                       YEARS OF ORIGINATION OF CONTRACTS


                                                                                           % of Contract
                                  Number of                Scheduled Principal            Pool by Scheduled
  Year of Origination             Contracts                Balance Outstanding            Principal Balance
  -------------------             ---------                -------------------            -----------------
   1998                                  1                         49,902.48                     0.01%
   1999                             12,278                    429,129,174.81                    99.99%
                                    ------                   ---------------                   ------
   Total                            12,279                   $429,179,077.29                   100.00%

                          MHP Prepayment Sensitivities

                                               0% MHP                       150% MHP                      175% MHP
                                               ------                       --------                      --------

                                         WAL          Maturity         WAL          Maturity         WAL          Maturity
To Call
Class A-1                                 6.66           4/11           1.36           7/02           1.21           3/02
Class A-2                                14.64           2/18           4.03          11/05           3.50           1/05
Class A-3                                19.41           8/20           6.92          11/07           5.95          10/06
Class A-4                                25.10           4/28          12.74           3/18          11.30           8/16
Class A-5                                28.38           4/28          18.29           3/18          16.71           8/16
Class M-1                                22.95           4/28          10.91           3/18          10.04           8/16
Class M-2                                22.95           4/28          10.91           3/18          10.04           8/16
Class B                                  22.95           4/28          10.91           3/18          10.04           8/16

To Maturity
Class A-1                                 6.66           4/11           1.36           7/02           1.21           3/02
Class A-2                                14.64           2/18           4.03          11/05           3.50           1/05
Class A-3                                19.41           8/20           6.92          11/07           5.95          10/06
Class A-4                                25.12          11/28          12.83           5/20          11.38           8/18
Class A-5                                29.48          12/29          24.35          12/29          22.78          12/29
Class M-1                                23.07          12/29          11.57          12/29          10.73          12/29
Class M-2                                23.07          12/29          11.57          12/29          10.73          12/29
Class B                                  23.07          12/29          11.57          12/29          10.73          12/29

                                              200% MHP                      250% MHP                      275% MHP
                                              --------                      --------                      --------

                                         WAL          Maturity         WAL          Maturity         WAL          Maturity
To Call
Class A-1                                 1.09          12/01           0.91           8/01           0.85           7/01
Class A-2                                 3.10           4/04           2.57           5/03           2.38           2/03
Class A-3                                 5.09          10/05           3.88           4/04           3.54          10/03
Class A-4                                10.00           2/15           7.91           9/12           7.05           9/11
Class A-5                                15.21           2/15          12.79           9/12          11.79           9/11
Class M-1                                 9.38           2/15           8.35           9/12           7.93           9/11
Class M-2                                 9.38           2/15           8.35           9/12           7.93           9/11
Class B                                   9.38           2/15           8.35           9/12           7.93           9/11

To Maturity
Class A-1                                 1.09          12/01           0.91           8/01           0.85           7/01
Class A-2                                 3.10           4/04           2.57           5/03           2.38           2/03
Class A-3                                 5.09          10/05           3.88           4/04           3.54          10/03
Class A-4                                10.07          12/16           7.95          12/13           7.08           9/12
Class A-5                                21.21          12/29          18.19          12/29          16.80          12/29
Class M-1                                10.13          12/29           9.15          12/29           8.75          12/29
Class M-2                                10.13          12/29           9.15          12/29           8.75          12/29
Class B                                  10.13          12/29           9.15          12/29           8.75          12/29


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.